UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

HealthStream, Inc.
(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 11th Avenue North, Suite 1000, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-301-3100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.00)	HSTM	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2023, the Board of Directors of HealthStream, Inc. (the “Company”) approved the amendment and restatement of the Company’s Third Amended and Restated Bylaws (as so amended, the “Amended and Restated Bylaws”), effectively concurrently with such adoption. The amendments effected by the Amended and Restated Bylaws include the following:

●
The enhancement and/or clarification of certain procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and proposals of business made in connection with meetings of shareholders, including, without limitation, the following:

○
Certain revisions with respect to the representations to be made by any stockholder proposing any nominees or business in connection with the solicitation of proxies, including the requirement for any nominating stockholder to represent whether or not such stockholder intends to solicit proxies in support of such nomination in accordance with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rule”);

○
Revisions providing that any stockholder proposing any nominee or business must disclose any plans or proposals that would be required to be disclosed in Item 4 of Schedule 13D of the Securities Exchange Act of 1934, as amended;

○
Revisions providing that if any stockholder provides notice of any director nomination pursuant to the Universal Proxy Rule and subsequently either (i) notifies the Company that such stockholder no longer intends to solicit proxies, or (ii) fails to comply with the requirements of the Universal Proxy Rule, then no vote on such nominees proposed by such stockholder will occur;

○	Revisions providing that the number of nominees any stockholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting;

○	Revisions requiring that any director nominees of any proposing stockholder be available for interviews with the Board or any committee thereof if requested by the Company;

●
Revisions providing that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board; and

●	Various other updates, including clarifying, technical, and/or ministerial changes.

The foregoing description of the amendments reflected in the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

3.1	Third Amended and Restated Bylaws of HealthStream, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HealthStream, Inc.

Date: October 23, 2023	By:	/s/ Scott A. Roberts
Scott A. Roberts
Chief Financial Officer